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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): Jan. 8, 2003
                                                  ------------


                          MOORE CORPORATION LIMITED
               --------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



  Canada                        1-8014                      98-0154502
---------------              -----------                    ----------
(State or Other              (Commission                   (IRS Employer
Jurisdiction of              File Number)                 Identification
Incorporation)                                                Number)




6100 Vipond Drive
Mississauga, Ontario, Canada                                  L5T 2X1
-----------------------------                               ----------
(Address of Principal Executive Office)                     (Zip Code)



                                  905-362-3100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)





         --------------------------------------------------------------
          (Former Name or former address, if changed since last report)



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ITEM 9.   REGULATION FD DISCLOSURE.

          At a conference for investors held by CJS Securities on January 8, 2003, the Corporation reaffirmed its guidance for fourth quarter 2002 results (earnings per share of at least $.17), full year 2002 results (net sales of approximately $2 billion, EBITDA of approximately $195 million, EBIT of approximately $100 million and earnings per share of at least $.56) and full year 2003 results (earnings per share of $.81).



























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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      MOORE CORPORATION LIMITED



Date: January 8, 2003                 By: Jennifer O. Estabrook
                                          ---------------------
                                          Name:  Jennifer O. Estabrook
                                          Title: Senior Vice President,
                                                 General Counsel and
                                                 Secretary
















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